UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-21901

______________________________________________

Alpine Global Dynamic Dividend Fund

______________________________________________________________________________

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York, 10577

______________________________________________________________________________

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577 (914) 251-0880	Rose DiMartino Willkie Farr & Gallagher, LLP 1875 K Street, N.W. Washington, D.C. 20006-1238

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31, 2011

Date of reporting period: November 1, 2010 – October 31, 2011

Item 1: Shareholder Report

Global Dynamic Dividend Fund

October 31,

2011

Annual Report

Alpine View

October 31, 2011

Dear Investor:

Since the summer of 2007, the world has been experiencing a period of exceptional transformation. The fundamental impacts have been economic, but the implications for social and political structures may be more profound than the world has felt for over 40 years. Economic imbalances ranging from commodity inflation and fragile financial funding to income inequality and unemployment all played a role in fomenting societal eruptions this year. The Jasmine Revolution which begot the ‘Arab Spring’ uprisings have been the most notable, but the ‘Occupy Wall Street’ movement, riots from Greece to China, and the rallies in India and Russia over graft and fraud are among outbursts with political implications stemming largely from economic distress. As we look forward to 2012, elections in France, Egypt, Russia, China, Mexico and, of course, the United States may have long term significance, but in the short term the preceding periods may be notable for the lack of political action or possible missteps which investors might deem problematic for the economy. If economic stability is compromised over the next year, then future social and political stability may also suffer, so investors must be mindful of events both here and abroad. On the other hand, if the sovereign integrity of the Euro Zone is retained, then the prospect of a mere recession in Europe will probably have limited impact on the global economy. Alpine believes that stock prices have already factored in a more disruptive outlook.

Historically, a significant minority of the world’s population has been able to utilize much of the world’s resources with only modest concern for efficiency. Now, with over seven billion inhabitants on the planet, the developed economies are competitively forced to share more of the world’s food, fuel and even economic capital with our neighbors. Up until 2007, the U.S. and Europe stretched the limits of our capital capacity to create debt with an issuance and distribution system which had become increasingly dependent upon lax credit ratings and easy capital reserve ratios. This provided the capacity to buy more or pay higher prices than we might have otherwise been inclined, whether as individuals or collectively as nations. Since then, broad avoidance and mistrust of credit-based risk has forced capital out of the lower rated investment market. Instead, cash has been parked in marginally productive “safe” investments, such as gold and Treasury bills, which do not stimulate economic activity. The potential combination of such risk avoidance with the forced deleveraging of over extended countries, companies and individuals could continue to dramatically impact asset values, reduce capital for investment, decrease consumption and lower economic growth. Europe may well face such a spiraling scenario in 2012, given their already high levels (debt/GDP=80%+) of debt.

Source: IMF, Alpine

The reactionary tendency to stretching too far is to reverse course and, in this case, shrink leverage and practice restraint or even austerity. This approach may speed downsizing in a normal cycle, but when imbalances are as severe as now, purging the excesses could lead to a depression. An alternate approach to halting these deleterious trends would seek to sustain modest growth of the financial system in order to strengthen it while building a better model for allocating, evaluating and distributing capital, before shrinking obligations. In other words, it might be prudent to initially reinforce the dam, rather than let it erode before the next storm. Unfortunately, we have been in a period of transition which finds politicians embracing the safety of ideology when they should be attempting to understand complex economic interactions and debating the implications of any policy responses. We need fresh ideas and honest debate which could educate the public and instill confidence that government is leading the way forward. By default, the world’s central bankers and treasury chiefs have been left to set the agenda to fix or replace financial structures and critical systems that have proved inadequate or were simply broken. The following chart shows how the lack of GDP growth from 2007 compromised developed market debt ratios, in contrast with emerging market countries which were able to both grow GDP (denominator) and reduce debt.

Source: IMF, Alpine

The current sovereign debt crisis in Europe is the product of structural limitations of the European Union (EU), which has limited the European Central Bank’s (ECB) monetary capability. Market

Annual Report | October 31, 2011	1

Alpine View

October 31, 2011

forces have finally compelled EU politicians to alleviate fiscal constraints and imbalances with new rules to be enacted in 2012. It is notable that the U.S. is the furthest advanced of the major economies in this fundamental struggle to restructure and redirect the capital market system. Nevertheless, our politicians have so far failed on the fiscal front to grow government revenues, shrink expenses or both. Yet deficits, spending and taxes are only part of the problem. People have been losing confidence in our leaders’ ability to control the financial system. In effect, we have to either find a new model or rework existing financial market structures to permit capital to grow and flow efficiently, while also providing meaningful safeguards and firebreaks to control risk from unseen exposures or contagion from derivative or contingent contracts.

2011: When It Rains, It Pours

The extended economic recovery since 2009 has survived a steady string of shocks to the system. No one could have predicted that food and energy price volatility would set off “Arab Spring” revolutions which have been reshaping the political landscape of the Middle East. Similarly, droughts throughout the world and flooding in other areas also hit food prices as did the destructive floods in Thailand, which further impacted both auto and tech production in that region. These events followed the horrific earthquake and tsunami in Japan, which seriously disrupted the global supply chain utilizing “just in time” production, resulting in slower global industrial production. While these events have combined to slow global economic growth during 2011, the biggest impediment to continuing recovery from the ‘Great Recession’ of 2009 has been Europe’s inability to restructure its financial mechanisms to insure financial integrity.

The current sentiment of investors reminds me of the lyrics from Bob Dylan’s 1967 classic song called “All Along the Watchtower” which proclaims: “There must be some way out of here...There’s too much confusion, I can’t get no relief. Businessmen they drink my wine and plowmen dig my earth, none of them along the line know what any of it is worth ... So let us not talk falsely now, the hour is getting late ....” Indeed, the extended period of confusion and helplessness has hurt investors. Consumption and production continue but new investment has focused mostly on either ‘prime’ or ‘safe’ assets. Transaction volumes and prices have eroded across most asset classes because investors have been more concerned with the return of capital rather than returns on capital. Valuation metrics for any amount of risk, and especially for many sub-prime assets, have broken down, and investors no longer have adequate confidence in market prices. Unfortunately, politicians continue to talk falsely and have not been heeding the urgent need to tackle the problems of the 21st century economy. If the New Year brings more constructive engagement, then perhaps we can restore investor confidence, but looking at the current U.S. fiscal condition, it is clear that the hour is getting late.

Similar caution has been evident in the corporate sector over the last few years as companies built up financial liquidity, reduced capital expenditures and delayed hiring. Thus, uncertainty among both investors and the business sector, combined with stretched government fiscal conditions, has reduced capital investment in the economy. Add collapsing confidence in our leaders and we see limited ability to ignite the animal spirits. This is largely responsible for the historically unprecedented delay in recovery from recession. Since the U.S. economy’s peak employment levels of January 2008 through the trough on February 2010, the economy shed roughly 8,750,000 jobs, only to add 2,460,000 over the following 21 months through this past November. If the economy were to sustain the latest three month average monthly gain in payrolls of 143,000 jobs gained per month, we would not reach the old peak of employment until July of 2015, or roughly 7.5 years for a full recovery. Such duration without full recovery is already unprecedented except for the Great Depression!

Traditionally, the two great engines of the U.S. economy have been homebuilding and the automobile industry, both of which extended a multiplier effect to other industries producing products used in cars and homes. While car sales are estimated to achieve annual volume of 12.7 million vehicles, this is still roughly 27% below 2005’s peak of trailing 12-month moving average sales. New home sales have been running 77% below the July, 2005 peak levels. Both industries have sought productivity enhancements either through automation of production or prefabrication of components, (further reducing headcounts) add to this cutbacks in the finance sector of the economy, and these industries constitute over 50% of the lower levels of employment since the peak. Clearly our economy has not been running on all cylinders, and we must find new ways of creating goods and services if we cannot currently rekindle historic levels of demand in the near future. Perhaps the downturn has accelerated the transition from an ‘industrial’ economy to a ‘service’ economy.

Europe “...Can’t Get No Relief...”: From Sub-Prime to Sub-Sovereign

While the U.S. is clearly not out of the woods, recent economic activity demonstrated by industrial production numbers and the stability of the financial system are far better than Europe or Japan. Europe’s problems, like ours, began to appear in 2007 as the value of subprime debt and the lack of transparency of derivative investments raised the specter of European banks collapsing under excessive use of leverage. In addition to questionable investments and corporate loans, it has become evident over the past year and a half that these banks also had exposure to the debt of other European banks and European nations, including the weaker peripheral countries.

The economic importance of major financial institutions within the Euro block is reflected by the relative size of their debts, which constitute over 4.5 trillion Euros of bonds outstanding, in contrast with over 6.5 trillion Euros issued by governments. The size of the European banking sector is so significant because over 80% of corporate credit is originated or supported by banks’ balance sheets which require liquidity to inventory loans until they are sold. This contrasts with the U.S., where banks support roughly 40% of all the corporate debt originated while most is, in fact, created directly in the capital markets. In this light, it should be critical for both banks and countries to reduce their debts or increase revenues and raise capital.

2	www.alpinecef.com

Alpine View

October 31, 2011

“...A Way Out of Here” for Europe

          With the Euro Zone’s debt to GDP levels ranging from 80% to 115% (and higher for Greece), the problem at hand is to create a fiscal system to oversee the budget process of each country. Under current conditions, this could mandate either higher taxes or austerity measures, which will likely slow economic activity. While this oversight mechanism may not include the ability to tax EU members, it could provide a level of economic control which would facilitate the ECB acting like an interim EU treasury. Over time, we would expect to see significant asset relief as the ECB may follow the Fed’s lead and provide “quantitative easing” (i.e., buy bonds and other debt in the market place in order to inject more money into the system). It may also be essential to create a treasury for issuance of Euro-denominated bonds backed by all the member nations to cover at least a portion of each individual country’s outstanding debt obligations. This would significantly reduce the interest costs for countries which currently have a high rate imposed upon them by the market, such as Italy, where the cost of five year bonds rose from 4.1% at the beginning of July to 7.7% by late November. By comparison, German five year money rose from under 1% recently to a high of 1.3%, which might be more reflective of overall Euro denominated debt if it were to come into being. Thus, over time, we believe the political desire for stability will likely lead to the creation of a complete financial infrastructure which could enhance long term stability in the Euro Zone.

Assuming the sovereign debt is stabilized, we would anticipate that the next stage will be recapitalization of European banks. These can either take the form of public market equity raises, mergers or some form of nationalization. It is worth noting that the U.S., Australian and U.K banks, insurance companies and real estate companies commenced recapitalizations and asset sales during early 2009. We expect most European financial institutions to finally begin the same process in 2012, some three years behind their Anglo counterparts. In light of this delay and the aforementioned discussion of the role which European banks play in the corporate capital structure, it is apparent that time needed to heal the excessive debt ratios may also significantly constrain corporate activity. Thus, it is not surprising that most economists expect a recession for Europe in 2012 followed by years of limited growth. However, if successful actions are taken, the decline might only last for one year.

Do Investors “Know What Any of It is Worth...”?

A unique aspect of this market in which risk avoidance reigns supreme is that many investors have pulled back on historically perceived higher risk investments such as cyclical industries, commodities, junk bonds and forex exposure. Once the overall level of risk subsides, we would expect most investors will gradually begin to focus on achieving returns on invested capital and resume a longer term perspective. They may start asking questions, such as; (1) where are business or economic conditions going to be favorable for corporate earnings growth, and (2) where is the greatest need for new capital investment? They may also analyze differences between short term investments, medium duration as well as multi year opportunities. For example, over the short term, it is pretty evident that global growth has been slowing, although there may be a few countries where 2012 projections are higher than 2011. For example, Japan is slowly in the process of rebuilding following the devastating earthquake last spring, so several domestic oriented companies should benefit from ongoing stimulus to the economy. Several other countries that had been managing inflation via restrictive monetary policies during 2011 have begun to lower interest rates in response to overall slowing global growth. This group would include Australia and New Zealand, as well as Brazil, China and Indonesia. Several other countries such as India, Chile and Mexico will also likely ease rates over the coming few months. This new monetary stimulus contrasts sharply with the extraordinarily low interest rates prevalent in core Europe, U.S. and Japan where rates may already be near bottom.

While interest rate cuts could provide a catalyst for short term equity revaluation, longer term valuations are typically dependent upon prevailing business trends which could enhance earnings growth. While most countries are forecast to enjoy improving GDP growth in 2013 versus 2012, several countries in Southeast Asia and Latin America could offer superior medium-term and multi-year growth outlooks, based on demographic, economic and business trends.

The potential for long-term growth and competitive dynamics leading to a return of inflation and, hence, higher interest rates should eventually focus attention on those companies which deserve premiums based on superior adaptability or pricing power, historical innovation, strong market position and elasticity of demand. Unfortunately, index based exchange traded funds, basket traders and momentum algorithm traders have reduced market behavior to ‘risk-on, risk-off’ single variable daily directional bets. However, as investors return, markets should once again gauge equity and asset valuations in reaction to perceived changes in business prospects and the economy. From currently depressed valuations, the return of investors to equities as directional uncertainty and confusion is relieved could lead to significant revaluation potential over an extended period of time. For a wide variety of distinct businesses, whose prospects evolve with the business cycle, investors may also take a longer term holding period. The efficiency of capital markets will likely depend upon a normalization of investor behavior.

Seven Billion and Counting

Towards the end of October the world population officially went over 7 billion people and it is expected to exceed 8 billion by 2025 and 9 billion by 2050. The current sentiment favoring austerity is antithetical to the pressures of this reality, and austerity measures may remain limited to Europe, where population growth is projected to be negligible. However, social and economic pressure for government and business led capital investment may stimulate expansion for much of the world. Not only must the world find food and shelter for the next generation, but we must make this a more efficient and more understandable world. Technology promised to do the latter, and it has made the world a much smaller place in

Annual Report | October 31, 2011	3

Alpine View

October 31, 2011

many ways, but information flow has added complexity and sometimes confusion. Resolving this credit crisis, reorganizing our banking structures and perhaps redefining the priorities of our political representatives, should be very important if developed countries hope to participate in meeting the needs of growing cities in the emerging economies. Economic, social and political change are often inter-related so it is not surprising to see the pressures finally boiling over, whether in the Middle East, Greece or even Russia and the U.S. The hopeful emergence of more democratic economies focused on providing individual rights and human needs, will likely be dependent upon the U.S. leading an effective global capital market system. The bottom line is that demographic trends should sustain demand for goods and services, although the nature and timing of this potential will be subject to how the complex web of global development evolves.

“...Now the Hour is Getting Late,” Focus on What is Most Important

We believe the markets will remain volatile, but to a lesser degree than experienced during 2008 and, of course, 2011. While the exact nature of the economic and political environment to which we are transitioning is not fully clear, what is evident is the need for action and responsible dialogue and debate over the economic realities we face. Individuals and markets should always do better when there is more transparency and understanding. We can each determine our own view of the road ahead if we have enough data and information.

Alpine believes that the economic world should continue with the U.S. as the dominant player, while acknowledging that the other players are changing, particularly as so-called Emerging Markets sustain faster growth and, thus, are set to become a larger force. For now, the U.S. Federal Reserve is the guiding light for most other central banks, as is our economy. This is a world that in most cases merely aspires to what we already have. In our opinion, the U.S. must sustain its competitive advantage through technological innovations which is dependent upon our best educational institutions sustaining top global standards. Vocational schools should be elevated to artisanal standards and encourage apprenticeship for craftsmen. By combining technology and artisanship, our corporations can create better ways of designing, building and delivering superior goods and services. Ideally, these are the companies in which we all seek to invest.

Even when it is dark with storm clouds overhead, Alpine will endeavor to find investment opportunities on your behalf. We look forward to keeping you up to date on our progress and, in this regard, we have embarked on a new approach to streamline the information provided in our individual fund manager reports to shareholders. We are using a simpler format, which we will supplement with commentary from portfolio managers and analysts on our website. In particular, we believe this will allow our message to be focused on both timely and germane topics of discussion. Thus, we encourage shareholders to periodically click on the Alpine Funds website to keep up to date with our thinking and reactions to the capital markets, as well as the world at large. Our goal is to aid in your understanding of the factors which may influence investment decisions for all of us.

In closing, let me express my great appreciation and admiration for Laurence Ashkin, who has retired from his role as a director of Alpine’s Mutual Funds. Larry has been supporting and guiding us since we opened our doors in 1998. He has always set Alpine’s fiduciary responsibilities first and offered his insights to all board members. His presence, counsel and commitment shall be missed. We wish him well.

Thank you for your continued support and interest.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letters for risks specific to each fund.

This letter and the letters that follow represent the opinion of Alpine Funds’ management and are subject to change, are not guaranteed, and should not be considered investment advice.

This is a Closed-end fund and does not continuously offer shares.

4	www.alpinecef.com

Manager Commentary

October 31, 2011

Performance

The Alpine Global Dynamic Dividend Fund’s 2011 fiscal year return was a decline of 0.25% on the market price of AGD and a decline of 4.49% on the Fund’s NAV including dividend reinvestments. The Fund distributed a regular monthly dividend of $0.06 per share, or $0.72 per share annualized, plus a special year end payment of $0.138 per share on 12/31/10, with approximately 68% of the distribution estimated to be qualified for the reduced Federal income tax rates (Qualified Dividend Income or “QDI”). The comparative returns of relevant indices were +8.09% for the Standard & Poor’s 500 Index, a negative total return of 4.94% for the Euro STOXX 600 Index in U.S. dollar terms, and a negative 0.68% return for the MSCI All World Index ex-Japan in U.S. dollar terms for the same time period.

Drivers of Performance

Fiscal year performance changed significantly from the first half of the fiscal year, when we reported a 21.97% total return on the Fund’s NAV and 20.50% increase in AGD’s market price, which compared with a 16.36% gain for the S&P 500 Index, a 15.50% gain for the of the Euro STOXX 600 and a 14.89% gain for the MSCI World Index (ex-Japan) in U.S dollar terms for the same time period to the second half of the year. The principal change that reversed the positive performance in the first half of the fiscal year related principally to the Fund’s investment positions in international markets. AGD provides global diversification for our investors by investing, under normal circumstances, a minimum of 50% of our assets in foreign securities, which helps us pursue our goals of high dividends and capital appreciation since the U.S. is one of the lowest yielding global equity markets. We do not actively manage our country weightings - we pick our holdings on a stock by stock basis based on dividend potential and total return. This bottom-up approach had taken a large portion of our holdings to Europe, as the dividend payout ratios remain higher than any other region. We also have found numerous compelling growth and income opportunities that have lead us to invest more in Asia and Latin America.

Renewed economic uncertainty in the U.S., challenges in important emerging markets such as Brazil and China, together with growing apprehension about the European sovereign debt crisis led to overall negative performance for this investment portfolio in the second half of fiscal 2011. With the U.S. being viewed as a safe haven during crisis, international markets significantly underperformed. From the market highs on 4/29/11 at the end of first half fiscal 2011 to the market lows on 10/3/11, the S&P 500 Index declined by 18.64% compared with the Brazilian Bovespa Index which declined by 36.05%, the Euro STOXX 600 Index which declined by 28.13%, and the Hong Kong Hang Sen Index which declined by 27.56%. This particularly impacted the portfolio because of our long term emphasis on the search for high yielding, high quality securities overseas that were sold off despite attractive fundamentals and positive longer term growth and income opportunities.

Our dividend capture strategy tends to be seasonally focused in Europe in the first half of the calendar year, with peak exposure occurring during the spring. Due to our concern that the sovereign debt crisis would adversely impact the euro, we hedged our currency exposure in Europe. This concern, regarding the currency, did not materialize before we exited our hedge position after the conclusion of our peak exposure during the dividend capture period.

The Fund also has the flexibility to leverage up to 10% of its total assets if management believes there are opportunities for either dividend capture or capital appreciation, and we generally employ leverage during our dividend capture periods. During the fiscal year ending October 31, 2011 the Fund has used its leverage line on several occasions.

With our investment strategies reflecting the macro challenges in international markets, the Fund ended fiscal year 2011 with 43.2% of assets in U.S. based companies versus an average of 41.1% invested in the U.S. throughout the year. These holdings at fiscal year end reflected our view that many U.S. companies will continue to report strong earnings and cash flow in the months ahead and the U.S. will likely maintain its safe haven status as global macro volatility is likely to persist into 2012. Given the continued uncertain outlook that remains for the Euro region, we have ended the fiscal year with less than 5% of our assets invested in Euro denominated currencies. Further, we will continue to seek a high level of income generation which has been an objective of the Fund since its inception.

Top Five Contributors

The top five contributors to the Fund’s performance over the past twelve months based on contribution to the Fund’s total return were Dollar Thrifty Automotive Group (53.89%), CVR Partners (71.41%), Grande Cache Coal (53.21%), Borneo Lumbung Energi (33.52%), and ITC Holdings (16.79%).

•

Dollar Thrifty, a car rental business, was the top contributor to the Fund’s performance. The share price benefited from rising second hand car prices and a takeover battle for the company between Hertz and Budget that was expected to produce a special dividend. We felt the stock got to full value based on the takeover premium and we locked in the profits on this investment.

•

CVR Partners has a 10% dividend yield and is a limited partnership involved in the production of nitrogen fertilizer. They have benefitted from robust agricultural prices. Due to strong performance we took profits and are no longer a shareholder.

•

Grand Cache Coal is a Canadian metallurgical coal company that benefited from flooding related supply disruptions in Australia that resulted in a 50% increase in prices. This is another investment we sold at a profit.

Annual Report | October 31, 2011	5

Manager Commentary

October 31, 2011

•

Borneo Lumbung Energi & Metal is an Indonesian producer of coking coal that benefited from Australia flooding related supply disruptions that resulted in a dramatic increase in prices. We locked in the profits and are no longer holders.

•

ITC Holdings is the largest U.S. independent electric transmission company with 15,000 miles of lines that span five Midwestern states. As the only transmission company solely devoted to this business, in the U.S., ITC has produced strong earnings and dividend growth as it benefits from the upgrading of the investment in the nation’s electric grid. We have been long term shareholders of ITC.

Bottom Five Contributors

Three of our five worst performing positions in AGD in fiscal 2011 were Hong Kong listed companies. Due to the sovereign crisis in Europe, we looked to diversify by investing in Hong Kong companies which, due to the U.S. dollar peg, have lower currency risk and whose businesses are exposed to China where the expectations of future economic prospects are more optimistic. This strategy was unsuccessful for three reasons. First, a ban on shorting European stocks shifted shorting activity into Hong Kong; second, stickier than expected inflation in China resulted in tighter than expected monetary conditions in China; and third, high profile corporate governance indiscretions by Chinese companies reduced investor appetite for Chinese stocks.

The five stocks that had the largest adverse impact on the performance of the Fund over the fiscal year were Gujarat NRE Coke (-53.09%), Daqing Dairy Holdings (-50.27%), BBMG (-46.91%), Hypermarcas (-29.33%), and China National Building Material (-43.12%).

•	Gujarat NRE Coke Ltd is an owner of an Australian based Metallurgical Coal company which was unaffected by the flooding but experienced secular production problems. We are no longer a shareholder.

•

Daqing Dairy is a producer of milk and infant formula products with a focus on Tier 2 and Tier 3 cities in China which are exhibiting the fastest wage growth. The company is participating in consolidation of a fragmented industry encouraged by the government who wants to improve quality control. The company has sold off due to quality control concerns in the industry (despite owning an untainted track record) and reduced investor appetite for small cap stocks. The company trades at three times earnings despite expected earnings growth of approximately 20% per annum over the next two years and consequently we continue to hold the position.

•

BBMG Corp is a Beijing based social housing homebuilder and cement supplier. The company was expected to be a beneficiary of China’s social housing policy which targeted to build 36 million homes in five years with 10 million starts targeted for 2011. The stock sold off when economic tightening and negative rhetoric by the Chinese government resulted in a severe sell off in real estate related stocks and doubts arose over the financing model for the sector.

•	Hypermarca s management’s decision to implement more stringent payment terms in early 2011 led to an inventory correction at its customers. As growth slowed, the shares have languished.

•

Chin a National Building Company is one of China’s largest cement manufacturers. The company is a beneficiary of China’s aggressive fixed asset investment program and was expected to be boosted by the 10 million new home starts announced as part of the China’s new social housing program. However aggressive tightening of monetary conditions and negative rhetoric and policy by the government against real estate resulted in a severe sell off in the stock despite the company reporting earnings that beat consensus. Due to a stop loss we exited this investment.

Summary

History of the Fund With Positioning

AGD seeks to achieve both dividend income and long-term growth of capital while offering investors diversification through international equity exposure where we find attractive growth plus generally higher dividend yields. While our focus is on total return, a significant proportion of the return comes from dividend income. We scan the globe looking for the best dividend opportunities for our investors, employing research-driven investment strategies.

The Fund was initiated in July 2006 to provide investors with a vehicle to benefit from the reduced U.S. Federal tax rates on dividends or QDI in addition to gaining access to international growth and income stocks. This QDI tax benefit is set to expire on December 31, 2012, and there is uncertainty on the level of taxation for dividends going forward. However, even if the tax benefits are not renewed, we do not believe that our dividend capture efforts would be hindered or materially change our strategy. If the QDI benefit is eliminated, we may not have the constraint of the 61-day holding period required to be eligible for the tax benefit. In addition, we could look to increase our dividend capture opportunities to different non-tax qualified equity markets (e.g. Hong Kong, Taiwan) or non-qualified equity payers such as most REITS and Master Limited Partnerships.

Outlook for the Market and Economy

As we look into 2012, we remain cautious in the short term but we believe that the longer term outlook for dividend paying equities is more bullish. We expect continued volatility in equity markets and below trend economic growth in 2012 as many countries in Europe face austerity measures to curb sovereign debt concerns and as the U.S. and global economies are struggling with sluggish growth, high

6	www.alpinecef.com

Manager Commentary

October 31, 2011

food and energy inflation, and stubbornly high unemployment. Plus, political headline risk will likely continue to drive market swings with the ongoing sovereign debt issues in Europe and the U.S. Presidential election in 2012. However, while sovereign nations are struggling with large debt burdens, corporate balance sheet quality is high and many companies are sitting on record amounts of cash which should support capital growth initiatives, mergers and acquisitions, and the return of cash to shareholders via share buybacks and dividend increases if some clarity comes out of Europe and volatility declines.

Over the long term, we continue to remain optimistic that dividend stocks will attract increasing amounts of capital despite the recent volatility in equity prices as investors around the world search for income. Global demographics point to an aging population in the industrialized world and these millions of savers are facing zero to low interest rates for quarters or potentially years to come. For example, the U.S. in the 1930’s and Japan in the past 20 years have shown that when interest rates go close to zero they can stay there for extended periods of time until structural economic issues are resolved. Since the year 2000, dividends-not stock price appreciation-are the reason for the S&P 500’s positive return. Without dividends, the price of the S&P 500 Index declined by -14.70% but with reinvested dividends the total return for the S&P 500 is +5.95%.

In summary, we see both opportunities and risks in 2012. The Fund’s approach during these uncertain times is to remain broadly diversified within the dividend-paying universe. We strive to keep our portfolio balanced and maintain our “barbell” approach to our stock selections. At one end, we look for attractive investment opportunities in some more defensive companies with sustainable earnings and cash flow growth and the potential for increasing dividends. At the other end of the barbell, we search for attractive value opportunities in more cyclical sectors where prices had been punished during the economic downturn and where we believe long term growth prospects are still attractive.

Our goals remain clear. We intend to continue to seek to provide a strong dividend yield and grow our NAV over the long term and we seek to achieve these goals with lower volatility than we have seen over the past several years as we strive to be the dividend income fund of choice for investors. Thank you for your support of the Alpine Global Dynamic Dividend Fund and we look forward to more prosperous years in 2012 and beyond.

Sincerely,

Jill K. Evans and Kevin Shacknofsky
Co-Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered recommendations to buy or sell any security.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Diversification does not assure a profit or protect against loss in a declining market.

Investing in small and mid-cap stocks involves additional risks such as limited liquidity and greater volatility as compared to large cap stocks.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperforms the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Annual Report | October 31, 2011	7

Manager Commentary

October 31, 2011

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Currency fluctuations could erase investment gains or add to investment losses. Additionally, foreign securities also involve possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. Federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time. Although the Fund will not concentrate its investments in any one industry or industry groups, it may weigh its investments towards certain industries, thus increasing its exposure to factors adversely affecting issues within these industries.

Leverage Risk – Leverage creates the likelihood of greater volatility of net asset value; the possibility either that share income will fall if the interest rate on any borrowings rises, or that share income and distributions will fluctuate because the interest rate on any borrowings varies; and if the Fund leverages through borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements. The Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Initial Public Offerings Risk– The Fund may invest a portion of its assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

The following are definitions of some of the terms used in this report:

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Earnings Growth is a measure of a company’s net income over a specific period, generally one year, is a key indicator for measuring a company’s success, and the driving force behind stock price appreciation.

Dividend Yield: The yield a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over a specific period of time and dividing by the stock’s price.

The MSCI All Country World Index (ex Japan) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging market country indices (excluding Japan). The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The STOXX Europe 600 (Price) Index is a broad based capitalization-weighted index of European stocks designed to provide a broad yet liquid representation of companies in the European region. The equities use free float shares in the index calculation. The index was developed with a base value of 100 as of December 31, 1991. This index uses float shares.

This is a Closed—end fund and does not continuously offer shares.

8	www.alpinecef.com

Manager Commentary

October 31, 2011

PERFORMANCE(1) As of October 31, 2011

	Ending Value as of 10/31/11	1 Year	3 Years	5 Years	Since Inception(2)(3)(4)

Alpine Global Dynamic Dividend Fund | NAV	$5.68	(4.49%)	6.08%	(9.08%)	(7.33%)

Alpine Global Dynamic Dividend Fund | Market Price	$6.02	(0.25%)	3.71%	(9.13%)	(7.16%)

S&P 500		8.09%	11.41%	0.24%	1.91%

STOXX 600		(4.94%)	10.42%	(2.00%)	0.10%

(1)	Performance information calculated after consideration of dividend reinvestment.
(2)	Commenced operations on July 26, 2006
(3)	Annualized
(4)	IPO price of $20 used in calculating performance information

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”), there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO offerings in the future.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principle value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinecef.com for current month-end performance.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large, mid and small capitalisation companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

PORTFOLIO DISTRIBUTIONS*

TOP 10 HOLDINGS*

International Business Machines Corp.	2.3%	United States

GlaxoSmithKline PLC-ADR	2.2%	United Kingdom

Unilever PLC	2.2%	United Kingdom

Daqing Dairy Holdings, Ltd.	2.1%	China

Brasil Insurance Participacoes e Administracao SA	2.1%	Brazil

Diageo PLC	2.1%	United Kingdom

British American Tobacco PLC	2.0%	United Kingdom

National Grid PLC	2.0%	United Kingdom

ITC Holdings Corp.	1.9%	United States

Tele2 AB-B Shares	1.9%	Sweden

Top 10 Holdings	20.8%

TOP 5 COUNTRIES*

United States	43.2%

United Kingdom	15.6%

Brazil	11.4%

Switzerland	6.0%

China	5.3%

*

Portfolio holdings and sector distributions are as of 10/31/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Annual Report | October 31, 2011	9

Manager Commentary

October 31, 2011

REGIONAL ALLOCATION** As of October 31, 2011

**	As a percentage of total investments, excluding any short-term investments.

NAV AND MARKET PRICE As of October 31, 2011

10	www.alpinecef.com

Report of Independent Registered Public Accounting Firm

October 31, 2011

To the Shareholders and Board of Trustees of
Alpine Global Dynamic Dividend Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments of Alpine Global Dynamic Dividend Fund (the “Fund”) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alpine Global Dynamic Dividend Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
December 30, 2011

Annual Report | October 31, 2011	11

Schedule of Portfolio Investments

October 31, 2011

Description	Shares	Value (Note 1)

COMMON STOCKS (97.0%)
Brazil (11.4%)
Anhanguera Educacional
Participacoes SA	132,814	$1,953,318
Arezzo Industria e Comercio SA	119,000	1,573,405
Brasil Insurance Participacoes
e Administracao SA	312,800	3,006,203
Cia Hering	72,400	1,617,229
Estacio Participacoes SA	210,887	2,461,587
International Meal Co.
Holdings SA*	214,774	1,419,859
Kroton Educacional SA*	65,600	733,622
PDG Realty SA Empreendimentos
e Participacoes	485,700	2,141,567
Telefonica Brasil SA-ADR	48,900	1,419,078

		16,325,868
Canada (2.4%)
Goldcorp, Inc.	15,007	732,942
Potash Corp. of Saskatchewan,
Inc.	27,071	1,281,271
TransForce, Inc.	118,185	1,426,401

		3,440,614
China (5.3%)
China ZhengTong Auto
Services Holdings, Ltd.*	1,666,900	1,804,939
Daqing Dairy Holdings, Ltd.*	12,524,900	3,029,506
Prince Frog International *
Holdings, Ltd.*	10,491,400	2,714,411

		7,548,856
Denmark (0.9%)
Novo Nordisk A/S-Class B	12,600	1,337,697
Finland (1.6%)
Neste Oil OYJ	55,500	671,501
Outotec OYJ	34,800	1,615,461

		2,286,962
France (2.1%)
Edenred	52,500	1,480,869
LVMH Moet Hennessy
Louis Vuitton SA	9,000	1,491,696

		2,972,565
Germany (1.2%)
Kontron AG	1,800	12,740
SAP AG	27,300	1,650,774

		1,663,514
Hong Kong (1.9%)
Sparkle Roll Group, Ltd.	27,317,932	2,689,825
Norway (1.9%)
Seadrill, Ltd.	82,400	2,705,939

Description	Shares	Value (Note 1)

Russia (0.5%)
O’Key Group SA-GDR(1)	88,072	$647,329
Sweden (3.0%)
Atlas Copco AB-A Shares	72,100	1,567,416
Tele2 AB-B Shares	130,200	2,741,790

		4,309,206
Switzerland (6.0%)
Nestle SA	43,000	2,487,019
Novartis AG-ADR	47,300	2,671,031
Syngenta AG*	4,500	1,371,244
Transocean, Ltd.	34,764	1,986,763

		8,516,057
United Kingdom (15.6%)
British American Tobacco PLC	63,000	2,888,570
Diageo PLC	144,800	2,996,747
Ensco PLC-ADR	21,720	1,078,615
GlaxoSmithKline PLC-ADR	70,066	3,138,256
National Grid PLC	280,200	2,785,759
The Weir Group PLC	51,400	1,574,731
Unilever PLC	92,600	3,103,965
Vodafone Group PLC-ADR	93,300	2,597,472
Xstrata PLC	130,400	2,172,014

		22,336,129
United States (43.2%)
Alpha Natural Resources, Inc.*	14,040	337,522
Baker Hughes, Inc.	24,601	1,426,612
Barrick Gold Corp.	14,997	742,352
BorgWarner, Inc.*	9,679	740,347
Carnival Corp.	20,002	704,270
CBS Corp.-Class B	57,078	1,473,183
Chevron Corp.	13,677	1,436,769
Cinemark Holdings, Inc.	47,093	973,412
Citigroup, Inc.	76,095	2,403,841
Coach, Inc.	27,661	1,799,901
Cummins, Inc.	7,473	743,040
FedEx Corp.	8,769	717,567
Flowserve Corp.	4,760	441,204
Foot Locker, Inc.	60,433	1,321,065
Freeport-McMoRan
Copper & Gold, Inc.	34,700	1,397,022
Halliburton Co.	29,514	1,102,643
Hasbro, Inc.	37,525	1,428,202
Healthcare Services Group, Inc.	81,168	1,408,265
Hewlett-Packard Co.	15,453	411,204
International Business
Machines Corp.	17,646	3,257,981
ITC Holdings Corp.	37,854	2,751,229
JPMorgan Chase & Co.	62,104	2,158,735
KKR & Co. Guernsey LP	90,209	1,216,017
Kronos Worldwide, Inc.	68,500	1,520,015
Meridian Bioscience, Inc.	83,402	1,519,584
Microchip Technology, Inc.	38,263	1,383,590

12	www.alpinecef.com

Schedule of Portfolio Investments

October 31, 2011

Description	Shares	Value (Note 1)

United States (continued)
Microsoft Corp.	24,097	$641,703
Morgan Stanley	99,456	1,754,404
Norfolk Southern Corp.	22,270	1,647,757
Occidental Petroleum Corp.	16,303	1,515,201
Och-Ziff Capital Management
Group, LLC-Class A	76,011	829,280
Oracle Corp.	72,293	2,369,042
Pfizer, Inc.	75,287	1,450,028
QUALCOMM, Inc.	41,293	2,130,719
Ryder System, Inc.	29,837	1,519,897
Schlumberger, Ltd.	26,294	1,931,820
Target Corp.	12,377	677,641
The Boeing Co.	32,267	2,122,846
The Estee Lauder Cos.,
Inc.-Class A	14,069	1,385,093
The Goldman Sachs Group, Inc.	5,019	549,832
The Mosaic Co.	19,241	1,126,753
United Technologies Corp.	20,690	1,613,406
Wells Fargo & Co.	76,126	1,972,425
Yum! Brands, Inc.	32,120	1,720,668

		61,774,087

TOTAL COMMON STOCKS
(Identified Cost $134,075,179)		138,554,648

TOTAL INVESTMENTS
(Identified Cost $134,075,179) - (97.0%)(2)		138,554,648

OTHER ASSETS IN EXCESS
OF LIABILITIES - (3.0%)		4,275,547

NET ASSETS (100.0%)		$142,830,195

*	Non-income producing security.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. As of October 31, 2011, securities restricted under Rule 144A had a total value of $647,329 which comprised 0.5% of the Fund’s net assets.

(2)	Includes securities pledged as collateral for line of credit outstanding on October 31, 2011.

Common Abbreviations

AB - AAktiebolag is the Swedish equivalent of the term corporation.
ADR - American Depositary Receipt
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
A/S - Aktieselskab is the Danish term for a stock-based corporation.
GDR - Global Depositary Receipt
OYJ - Osakeyhtio is the Finnish equivalent of a limited company.
PLC - Public Limited Company
SA - Generally designates corporations in various countries, mostly those employing the civil law.

See Notes to Financial Statements.

Annual Report | October 31, 2011	13

Statement of Assets and Liabilities

October 31, 2011

ASSETS

Investments, at value(1)	$138,554,648
Foreign currency, at value(2)	16,558
Receivable for investment securities sold	16,066,176
Receivable for capital shares purchased	49,238
Dividends receivable	1,785,924
Prepaid and other assets	66,116

Total Assets	156,538,660

LIABILITIES

Loan payable	8,256,032
Interest on loan payable	705
Payable for investment securities purchased	5,141,031
Accrued expenses and other liabilities:
Investment advisory fees	114,626
Administrative fees	4,575
Compliance fees	20,513
Other	170,983

Total Liabilities	13,708,465

Net Assets	$142,830,195

NET ASSETS REPRESENTED BY

Paid-in-capital	$467,766,932
Undistributed net investment income	2,979,614
Accumulated net realized loss on investments, swap contracts, and foreign currency	(332,500,567)
Net unrealized appreciation on investments and foreign currency translations	4,584,216

Net Assets	$142,830,195

Net asset value
Net assets	$142,830,195
Shares of beneficial interest issued and outstanding	25,129,318
Net asset value per share	$5.68

(1) Total Cost of Investments	$134,075,179
(2) Total Cost of Foreign Currency	$16,781

See Notes to Financial Statements.

14	www.alpinecef.com

Statement of Operations

For the year ended October 31, 2011

INCOME

Dividends*	$19,682,527

Total Income	19,682,527

EXPENSES

Interest on loan	64,848
Investment advisory fee	1,699,222
Administrative fee	156,083
Audit and tax fees	38,776
Custodian fees	45,539
Compliance fees	21,076
Insurance fees	4,619
Legal fees	78,935
Printing fees	107,905
Trustee fees	73,973
NYSE fees	29,068
Miscellaneous fees	46,385

Total Expenses	2,366,429

Net Investment Income	17,316,098

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY

Net realized gain/(loss) on investments:
Securities transactions	8,231,870
Swap contracts	68,483
Foreign currency transactions	(3,285,870)

Net realized gain on investments	5,014,483

Change in unrealized appreciation/(depreciation) of:
Investments	(28,257,579)
Foreign currency translations	909,162

Net unrealized depreciation of investments	(27,348,417)

Net realized/unrealized loss on investments, swap contracts and foreign currency	(22,333,934)

Net Decrease in Net Assets Resulting from Operations	$(5,017,836)

* Net of foreign taxes withheld	$1,152,253

See Notes to Financial Statements.

Annual Report | October 31, 2011	15

Statement of Changes in Net Assets

October 31, 2011

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010

OPERATIONS

Net investment income	$17,316,098	$21,893,570
Net realized gain/(loss) on investments:
Securities transactions	8,231,870	(21,381,221)
Swap contracts	68,483	(2,762,168)
Foreign currency transactions	(3,285,870)	(580,119)
Net change in unrealized appreciation/(deprecation) of:
Investments	(28,257,579)	26,624,871
Foreign currency translations	909,162	(1,112,858)

Net increase/(decrease) in net assets resulting from operations	(5,017,836)	22,682,075

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(21,487,794)	(29,402,622)

Net decrease in net assets resulting from distributions to shareholders	(21,487,794)	(29,402,622)

CAPITAL SHARE TRANSACTIONS

Common stock issued to stockholders from reinvestment of dividends	1,146,922	1,994,687

Net increase in net assets derived from capital share transactions	1,146,922	1,994,687

Net Decrease in Net Assets	(25,358,708)	(4,725,860)

Net Assets
Beginning of year	168,188,903	172,914,763

End of year*	$142,830,195	$168,188,903

* Including undistributed net investment income of:	$2,979,614	$6,661,547

See Notes to Financial Statements.

16	www.alpinecef.com

Financial Highlights

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007

PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of year	$6.74	$6.99	$7.74	$23.40	$20.24

Income/(loss) from investment operations:
Net investment income	0.69	0.88	1.67	2.44	2.25
Net realized and unrealized gain/(loss) on investments, swap contracts and foreign currency	(0.89)	0.05	(0.86)	(14.59)	3.13

Total from investment operations	(0.20)	0.93	0.81	(12.15)	5.38

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(0.86)	(1.18)	(1.56)	(2.04)	(2.22)
From net realized gains on investments	—	—	—	(1.47)	—

Total distributions	(0.86)	(1.18)	(1.56)	(3.51)	(2.22)

Net asset value per share, end of year	$5.68	$6.74	$6.99	$7.74	$23.40

Per share market value, end of year	$6.02	$6.84	$9.22	$8.79	$24.05

Total return based on:
Net Asset Value(1)	(4.49)%	11.62%	12.13%	(59.29)%	27.64%
Market Value(1)	(0.25)%	(14.12) %	30.23%	(55.01)%	23.44%

RATIOS/SUPPLEMENTAL DATA

Net Assets attributable to common shares, at end of year (000)	$142,830	$168,189	$172,915	$187,613	$554,824
Ratio of total expenses to average net assets	1.39%	1.55%	1.54%	1.40%	1.26%
Ratio of total expenses excluding interest expense to average net assets	1.35%	1.49%	1.51%	1.32%	—
Ratio of net investment income to average net assets	10.19%	12.96%	25.51%	15.30%	10.05%
Portfolio turnover rate(2)	299%	408%	650%	301%	185%

Borrowing at End of Year
Aggregate Amount Outstanding (000)	$8,256	$4,826	$12,090	N/A	N/A
Asset Coverage Per $1,000 (000)	$18,300	$35,851	$15,302	N/A	N/A

(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Past performance is not a guarantee of future results.

(2)	Portfolio turnover rate does not reflect total return swap transactions. (See Note 2 under Notes to Financial Statements)

See Notes to Financial Statements.

Annual Report | October 31, 2011	17

Notes to Financial Statements

October 31, 2011

1. ORGANIZATION:

Alpine Global Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 11, 2006, and had no operating history prior to July 26, 2006. The Fund has an investment objective to provide high current dividend income, more than 50% of which qualifies for the reduced federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long term growth of capital as a secondary investment objective.

The Fund had no operations prior to July 26, 2006 other than matters relating to its organization and the sale and issuance of 5,235.602 shares of beneficial interest in the Fund to Alpine Woods Capital Investors, LLC (“Alpine Woods”) at a net asset value of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AGD”.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

Valuation of Securities: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations, or if market quotations are not available or determined to be unreliable, through procedures and/or guidelines established by the Board of Trustees. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid point of the consolidated bid/ask quote for the option security. Each security traded in the over the counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over the counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black Scholes method. Each other security traded over the counter is valued at the mean between the most recent bid and asked quotations. Short term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated below, if the market prices are not readily available or are not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00 pm Eastern time), the security will be priced at a fair value following procedures approved by the Board of Trustees.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Fair Value Measurement: In accordance with GAAP, the Fund uses a three tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the

18	www.alpinecef.com

Notes to Financial Statements

October 31, 2011

assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 -

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2011:

	Valuation Inputs

Investments in Securities at Value	Level 1*	Level 2*	Level 3**	Total Value

Common Stocks
Brazil	$16,325,868	$—	$—	$16,325,868
Canada	3,440,614	—	—	3,440,614
China	2,714,411	4,834,445	—	7,548,856
Denmark	—	1,337,697	—	1,337,697
Finland	—	2,286,962	—	2,286,962
France	—	2,972,565	—	2,972,565
Germany	—	1,663,514	—	1,663,514
Hong Kong	—	2,689,825	—	2,689,825
Norway	—	2,705,939	—	2,705,939
Russia	—	647,329	—	647,329
Sweden	—	4,309,206	—	4,309,206
Switzerland	4,657,794	3,858,263	—	8,516,057
United Kingdom	6,814,343	15,521,786	—	22,336,129
United States	61,774,087	—	—	61,774,087

Total	$95,727,117	$42,827,531	$—	$138,554,648

*

During the fiscal year ended October 31, 2011 there were significant transfers between Level 1 and Level 2 securities. A security’s classification as Level 1 or Level 2 within the Fund can move on a daily basis throughout the year depending on whether or not the Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the Fund calculates its NAV. If management determines the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs. As a result, it is not practicable to disclose transfers between Level 1 and Level 2 within the fair value hierarchy for the year ended October 31, 2011.

**	During the fiscal year ended October 31, 2011, the Fund did not hold any Level 3 securities.

Annual Report | October 31, 2011	19

Notes to Financial Statements

October 31, 2011

Security Transactions and Investment Income: Security transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Dividends and interest from non U.S. sources received by the Fund are generally subject to non U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Fund will file for claims on foreign taxes withheld.

The Fund accounts for uncertainty related to income taxes in accordance with U.S. GAAP. The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination.

The Fund has no material uncertain tax positions and has no unrecognized tax benefits as of October 31, 2011. Since its inception, the Fund has not recorded any amounts for interest or penalties related to uncertain tax benefits. The statute of limitations on the Fund’s Federal and New York State tax return filings remains open for the years ended October 31, 2007 through October 31, 2011.

Distributions: The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign Currency Translation Transactions: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Risk Associated With Foreign Securities and Currencies: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Total Return Swaps: The Fund may invest in total return swap agreements to manage or gain exposure to various securities or markets in pursuit of it investment objectives.

A total return swap is an agreement between the Fund and a counter party to exchange a market linked return for a floating rate

20	www.alpinecef.com

Notes to Financial Statements

October 31, 2011

payment, both based on a notional principal amount. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counter party, including at termination, under such contracts as realized gain (loss).

In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund did not hold any total return swaps as of October 31, 2011.

During the year ended October 31, 2011, the Fund entered into 1 total return swap agreement with a total notional amount of $421,955 and recorded a net realized gain of $68,483 on the Statement of Operations related to investments in total return swaps.

Equity Linked Structured Notes: The Fund may invest in equity linked structured notes. Equity linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity linked structured notes are typically offered in limited transactions by financial institutions in either registered or non registered form. An investment in equity linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed income securities. The Fund did not hold any equity linked structured notes at October 31, 2011.

Forward Currency Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked to market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund did not hold any forward currency contracts as of October 31, 2011.

During the year ended October 31, 2011, the Fund entered into approximately 32 forward currency contracts and recorded a net realized loss of $3,007,106 on the Statement of Operations related to investments in forward currency contracts.

Derivatives: The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations.

The effect of derivatives instruments on the Statement of Operations for the year ended October 31, 2011

Derivatives	Statement of Operations Location	Realized Gain/(Loss) On Derivatives	Change in Unrealized Gain/(Loss) On Derivatives

Total return swap contracts	Net realized gain on investments: Swap contracts	$68,483	$—

Foreign exchange contracts	Net realized loss on investments: Foreign currency transactions/Change in net unrealized depreciation of: Foreign currency translations	(3,007,106)	1,003,538

Total		$ (2,938,623)	$1,003,538

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the

Annual Report | October 31, 2011	21

Notes to Financial Statements

October 31, 2011

United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

3. CAPITAL SHARE TRANSACTIONS:

The Fund has 20,700,000 common shares of beneficial interest, with no par value, authorized.

Transactions in shares of the Fund were as follows:

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010

Common Shares Outstanding - beginning of year	24,964,764	24,734,822
Common shares issued as reinvestments of dividends	164,554	229,942

Common shares outstanding - end of year	25,129,318	24,964,764

4. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short term securities) for the year ended October 31, 2011 are as follows:

Purchases	Sales

$513,275,217	$525,022,856

The Fund did not have purchases and sales of U.S. Government obligations for the year ended October 31, 2011.

5. INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT:

Alpine Woods Capital Investors LLC serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, SSBT receives an annual administration fee of 0.02% of total net assets on the first $5 billion and 0.015% on total net assets exceeding $5 billion, computed daily and payable monthly.

6. INCOME TAX INFORMATION:

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. The tax character of the distributions paid by the Fund during the year ended October 31, 2011 was as follows:

Distributions paid from:
Ordinary Income	$21,487,794

$21,487,794

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended October 31, 2011, the effects of certain differences were reclassified. The Fund increased accumulated net investment income by $489,763 and decreased accumulated net realized gain by $481,911, and decreased paid in capital by $7,852. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2011, the Fund utilized $6,557,035 of capital loss carryovers. At October 31, 2011, the Fund had available for tax purposes unused capital loss carryovers of $189,778,033, expiring October 31, 2016, unused capital loss carryovers of $106,545,299, expiring October 31, 2017, and unused capital loss carryovers of $34,184,369, expiring October 31, 2018.

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$3,027,556
Accumulated Capital Loss	(330,507,701)
Unrealized Appreciation	2,543,408

Total	$(324,936,737)

As of October 31, 2011, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$10,497,240
Gross depreciation on investments (excess of tax cost over value)	(7,995,526)
Net appreciation on foreign currency	41,694

Net unrealized appreciation	2,543,408

Cost of investments for income tax purposes	$136,052,934

22	www.alpinecef.com

Notes to Financial Statements

October 31, 2011

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

The Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”) modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of pay-through income and gains.

7. LINE OF CREDIT:

On July 9, 2009, an Agreement among Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund (together, the “Funds”) and The Bank of New York (“BONY”) was executed which allowed for each Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $350,000,000 USD for all Funds. The Agreement was terminated on November 30, 2010. On December 1, 2010 the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International which allows the Fund to borrow on an uncommitted and secured basis. During the year ended October 31, 2011, the average borrowing by the Fund was $5,515,264 with an average rate on borrowings of 1.16%.

8. OTHER:

Compensation of Trustees: The Independent Trustees of the Fund receive $4,000 for each meeting attended.

9. SUBSEQUENT EVENTS:

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events.

Laurence B. Ashkin retired as a Trustee of the Alpine Family of Funds subsequent to the fiscal year end.

Distributions: The Fund paid a distribution of $1,507,759 or $0.06 per common share on November 30, 2011 to common shareholders of record on November 23, 2011.

The Fund also declared a distribution of $0.06 payable on December 30, 2011 to common shareholders of record on December 23, 2011.

Annual Report | October 31, 2011	23

Additional Information

October 31, 2011

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an

“ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than

24	www.alpinecef.com

Additional Information

October 31, 2011

they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., at Two Heritage Drive, North Quincy, MA 02171 or by calling toll-free 1(800)617-7616.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800)617-7616 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617-7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC-0330.

DESIGNATION REQUIREMENTS

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2011, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	6.57%
Qualified Dividend Income	58.85%

SHAREHOLDER MEETING

On May 9, 2011, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect one trustees of the Fund. The results of the proposal are as follows:

Proposal: To elect Jeffrey E. Wacksman as Trustee to the Board of Trustees for a term of three years to expire at the 2014 Annual Meeting and until his successor has been duly elected and qualified.

Jeffrey E. Wacksman
For	92.33%
Withheld	7.67%

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Annual Report | October 31, 2011	25

Additional Information

October 31, 2011

INDEPENDENT TRUSTEES*

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

H. Guy Leibler (57)	Independent Trustee	Private investor since 2007, Vice Chair and Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	17	Chairman Emeritus, White Plains Hospital Center; Trustee, Alpine Family of Funds.*

Jeffrey E. Wacksman (51)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	17	Director, International Succession Planning Association; Director, Bondi Icebergs Inc.; Director, MH Properties, Inc.; Trustee, Alpine Family of Funds.*

James A. Jacobson (66)	Independent Trustee	Retired (11/2008-Present); Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC (01/2003-11/2008).	17	Trustee, Alpine Family of Funds.* Trustee, Allianz Global Investors Multi-Funds.

*

The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund, and Alpine Global Dynamic Dividend Fund (collectively, the “Alpine Family of Funds”).

**

Alpine Woods Capital Investors, LLC manages seventeen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the seventeen portfolios within the Alpine Family of Funds.

†	As of the date this report was printed. Laurence B. Ashkin retired as a Trustee subsequent to the fiscal year end.

26	www.alpinecef.com

Additional Information

October 31, 2011

INTERESTED TRUSTEE

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (55)	Interested Trustee and President	Chief Executive Officer of Alpine Woods Capital Investors, LLC since, November 1997. President of Alpine Trusts since 1998.	17	Trustee, Alpine Family of Funds.

*	Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.

**

Alpine Woods Capital Investors, LLC manages seventeen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as open-end management investment companies. The Trustees oversee each of the seventeen portfolios within the Alpine Family of Funds.

Annual Report | October 31, 2011	27

Additional Information

October 31, 2011

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Stephen A. Lieber (86)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003. Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

John M. Megyesi (51)	Chief Compliance Officer

Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).

			N/A	None

Meimei Li (47)	Treasurer	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant, Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin LLP (2001-2005).	N/A	None

Ronald Palmer (43)	Chief Financial Officer

Chief Financial Officer, Alpine Woods Capital Investors, LLC since January 2010; Independent Consultant (2008-2009); Vice President, Cash Management and Foreign Exchange, Macquarie Capital Management, LLC (2007-2008); Chief Operating Officer, Macquarie Fund Adviser, LLC (2004-2007).

			N/A	None

Andrew Pappert (31)	Secretary	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	N/A	None

*	Stephen A. Lieber is the father of Samuel A. Lieber.
**

Alpine Woods Capital Investors, LLC manages seventeen fund portfolios within the Alpine Family of Funds. Three of the Alpine Trusts are registered as an open-end management investment company. The Trustees oversee each of the seventeen portfolios within the Alpine Family of Funds.

28	www.alpinecef.com

INVESTOR	1-800-617-7616

INFORMATION	www.alpinecef.com

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

ADMINISTRATOR &
CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

TRANSFER AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, MA 02171

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, Wl 53202

FUND COUNSEL
Willkie Farr & Gallagher LLP
787 7th Ave.
New York, NY 10019

INVESTOR INFORMATION
1(800) 617.7616
www.alpinecef.com

Item 2.    Code of Ethics.

(a) The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(a) above.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to any element of the code of ethics described in 2(a) above.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is attached as Exhibit 12(A)(1) hereto.

Item 3.    Audit Committee Financial Expert.

(a)(1)      The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)      The Board of Trustees has determined that James A. Jacobson is an audit committee financial expert. Mr. Jacobson is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR. It has been determined that Mr. Jacobson qualifies as an audit committee financial expert based on his extensive experience in the financial services industry, including serving for more than 15 years as a senior executive at a New York Stock Exchange (“NYSE”) specialist firm and as a member of the NYSE Board of Directors (including terms as Vice Chair), his other board service, as well as his educational background.

(a)(3)      Not applicable.

Item 4.    Principal Accountant Fees and Services.

           (a)      Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2010 was $61,750 and fiscal year 2011 was $68,333.

           (b)      Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in fiscal year 2010 and $0 in fiscal year 2011.

           (c)         Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $4,900 in fiscal year 2010 and $10,919 in fiscal year 2011.

           (d)         All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 in fiscal year 2010 and $0 in fiscal year 2011.

           (e)(1)    Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

           (e)(2)    No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

           (f)         Not applicable.

           (g)         Not applicable.

           (h)         Not applicable

Item 5.    Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

H. Guy Leibler

Jeffrey E. Wacksman

James A. Jacobson

Item 6.    Schedule of Investments.

(a)    The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)   Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s proxy voting policies and procedures are attached hereto as Exhibit 12(a)(4).

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of January 9, 2012

Name	Title	Length of Service	Business Experience 5 Years
Jill K. Evans	Portfolio Manager	Since May 2003	Vice President and Senior Equity Research Analyst, J.P. Morgan (1998-2003)
Kevin Shacknofsky	Portfolio Manager	Since November 2003	Vice President, Rein Capital (2001-2003)

(a)(2) Other Accounts Managed as of October 31, 2011

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets	Material Conflicts if Any

Jill K. Evans					See below(1)
Registered Investment Companies	2	$1,595	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	1	7.2	0	0

Kevin Shacknofsky					See below(1)
Registered Investment Companies	2	$1,595	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	1	7.2	0	0

(1) Conflicts of interest may arise because the Fund’s Portfolio Managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

Limited Investment Opportunities. Other clients of the Alpine Woods Capital Investors LLC (the “Adviser”) may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Different Investment Strategies. The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Variation in Compensation. A conflict of interest may arise where the Adviser is compensated differently by the accounts that are managed by the Portfolio Managers. If certain accounts pay higher management fees or performance- based incentive fees, the Portfolio Managers might be motivated to prefer certain accounts over others. The Portfolio Managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers may select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

(a)(3) Portfolio Manager Compensation as of October 31, 2011

The Portfolio Managers’ compensation will be made up of a fixed salary amount which is not based on the value of the assets in the Registrant’s portfolio. Annually, the Adviser may calculate bonus compensation to be paid to each portfolio manager as a percentage of salary based in large part on the Registrant’s after-tax performance in comparison to other equity income funds during the same time period, which the Adviser considers to be a comparable peer group.

(a)(4) Dollar Range of Securities Owned as of October 31, 2011

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant [1]
Jill K. Evans	$50,001 – $100,000
Kevin Shacknofsky	$10,001 – 50,000

1 “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.   Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.   Controls and Procedures.

(a)   The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)   There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(a)(4) The Registrant’s Proxy Voting Policies and Procedures are attached hereto in response to Item 7.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	January 9, 2012